Exhibit 10.1

DUAL DISTRIBUTION AGREEMENT

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Yellowpages.com LLC, a Delaware limited liability company (“YP”), with a principal place of business at 611 N. Brand Boulevard, 5th Floor, Glendale, CA 91203, and Local Corporation, a Delaware corporation, (“Company”), with its principal place of business at 7555 Irvine Center Drive, Irvine, CA 92618 (each singularly a “Party” and collectively the “Parties”), hereby enter into this Dual Distribution Agreement for *** (“Agreement”) effective as of July 1, 2013 (the “Effective Date”). All capitalized terms not otherwise defined herein shall have the meaning attributed to them in Exhibit A attached hereto and incorporated herein by this reference.

1. Scope.

1.1 YP Pay Per Call Advertising Service. The YP Pay Per Call® Advertising Service is an information service of YP through which YP earns revenue ***.

1.2 YP Directory Advertising Service. The directory advertising service (“Directory Advertising Service”) is an information service of YP ***.

1.3 Company Site(s). Company owns and/or operates Local.com, Loqal.com, Ziphip.com, MrLocal.com, the Local.com mobile application and other websites and applications hosted and maintained by Company on behalf of itself as publisher (“Company-based Sites”), as well as a network of co-branded search results pages that it provides, hosts and maintains on behalf of third-party publishers (the “Local Search Network” or “LSN”) (“the Company-based Sites and LSN shall collectively be referred to as the “Company Site(s)”). The Parties may amend the Company Site(s) from time to time by mutual agreement (email sufficing).

1.4 Distribution and Display of *** and ***. Under this Agreement, Company will have the right to request YP to provide *** and *** (collectively, “YP Listings”) and YP shall provide to Company such YP Listings upon request for display on the Company Site(s). ***.

2. Company’s Rights and Obligations.

2.1 License and Location of Display of YP Listings. Subject to the terms of this Agreement, YP grants Company, during the Term of this Agreement (as defined in Section 7), a worldwide, non-exclusive, non-sublicensable (except as provided below), non-transferable, revocable license to display the YP Listings on the Company Site(s) in response to searches initiated when Users either (a) enter keyword search terms and parameters into a search box (“Search Box”) or (b) click on a labeled hyperlink corresponding to a business category or type of business (“Search Link”). Company may display the YP Listings on search results pages and profile pages displayed to Users in response to their searches and clicks (“Company Pages”) on the Company Site(s) in compliance with the requirements of Section 2.5, Display Requirements, below.

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2.2 No Implied License. Except for the license granted in Section 2.1, no other licenses are granted by implication, estoppel, or otherwise with respect to this Agreement, including Company’s use of YP Listings.

2.3 Real-Time Requests for, and Maximum Number of, YP Listings. ***.

2.4 Changes in the design of Company Pages. Company shall notify YP in writing at least 30 days prior to implementation of any design change to Company Pages that results in a material difference in the size or placement of the YP Listings and the date such change is to be implemented. In the event YP finds such change unacceptable, the date of YP’s notice of its objection on these grounds shall serve as the effective date of its notice of termination, pursuant to Section 7.4 of this Agreement, at YP’s discretion, in the event the Parties are unable to come to agreement on alternate or acceptable design changes within the thirty (30) day period.

2.5 Display Requirements. Company shall comply with the following requirements with respect to the display of YP Listings on the Company Site(s):

(a) When Company displays YP Listings Company shall display them on Company Pages in a manner reasonably similar to Exhibit B attached hereto.

(b) Company shall display the YP Listings that it requests and receives in the order YP returns them via the YP API, provided, however, that Company may source and display listings from third party providers, including ***;

(c) With respect to each YP Listing displayed by Company, Company shall display, at minimum, the following data elements, ***;

(d) When requesting YP Listings, Company shall send YP the exact search and geographic criteria entered by Users; and

(e) All hyperlinks associated with YP Listings other than Landing Page hyperlinks shall link to web pages designated by YP in the YP API. Company shall ensure that such hyperlinks open a new browser window with the webpage designated by YP.

2.6 Landing Pages. Company shall have the option to host the Landing Pages to which YP Listings click-through. When Company hosts the Landing Pages, Company shall request the data necessary to populate the Landing Pages via the YP API. On Landing Pages, Company shall only display data provided by YP pertaining to the YP Listing with which the Landing Page is associated.

2.7 Attribution. Company shall prominently display the YP Mark (as defined in Section 5.2(a)(i)) in Exhibit D (or a different YP Mark when designated by YP) above the fold on Landing Pages, substantially as shown in Exhibit B. When Company hosts the Landing Pages, the YP Mark shall contain a link back directly to the YP-specified page on the YP Site that (a) does not utilize redirects, (b) does not contain the “no-follow” tag, and (c) can be indexed by search engine crawlers (e.g., not hidden in Javascript or any other mechanism). The Company-hosted Landing Page shall not contain the script <metaname=“robots” content=“noindex”>.

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2.8 YP’s API Specifications and Guidelines.

(a) Company shall comply with YP’s API specifications and guidelines (the “API Specifications”), which YP will provide to Company on or before the Effective Date, and which set forth instructions on how to enable proper delivery, display, tracking, and reporting of YP Listings in connection with the Company Site(s), including ***. If YP sends Company updates or changes to the API Specifications, Company shall comply with all new requirements as soon as it is commercially able to do so. If Company is unable to implement the updates or changes following its commercially reasonable efforts, either Party may terminate this Agreement immediately upon written notice to the other Party.

(b) Company shall not modify in any way the API Specifications, the YP API, or any other programming provided to Company by YP, unless expressly authorized in writing by YP.

(c) Company’s failure to comply with the API Specifications and the other requirements in this Section 2.8 shall, in addition to any other rights and remedies YP may have under this Agreement or under law, give YP the right to immediately disable Company’s web service access to YP Listings. YP shall provide written notice to Company of any such failure and Company shall have ten (10) days to cure such failure. In the event such failure is not cured after ten (10) days, YP may terminate this Agreement immediately thereafter, upon written notice to Company.

(d) Any updates or changes to the API Specifications shall generally apply to all YP Listings distributed pursuant to YP’s Directory Advertising Service and not specifically to those distributed to Company.

2.9 Restrictions.

(a) No Data Storage. Immediately after providing YP Listings to a User in response to a search, Company must remove and delete any cache or storage of the YP Listings from the Company Site(s), except as presented to the User. Except as expressly authorized by YP in writing, Company may not store any YP Listing for any purpose.

(b) Restrictions on Use and Requesting of YP Listings. Except as expressly permitted herein, Company shall not (i) sell, resell, lease, redistribute, license, sublicense or transfer all or any portion of any YP Listing or the API Specifications; (ii) publish a directory, in any form including the public Internet, using the YP Listings or any portion of the YP Listings or any data retrieved or derived from the YP Listings; (iii) use any robot, spider, site search/retrieval application, or other device to retrieve or index the YP Listings or any portion of the YP Listings, (iv) execute “bulk” download operations, or collect information about Users for any unauthorized purpose; (v) create any functionality in the Company Site(s) permitting the export of any of the YP Listings or otherwise grant to any third party access to the YP Listings unless that third party is a User and is provided access solely on a per-search basis via the Company Site(s) in accordance with this Agreement; (vi) prepare any derivative works from the

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YP Listings, the YP API, or the API Specifications; (vii) incorporate the YP Listings as the primary content in any Company Site(s); (viii) use any of the YP Listings to support operator assisted or voice enabled directory assistance services; or (ix) use any of the YP Listings as a lead list to solicit, either directly or indirectly, any advertiser included in any YP Listing for any purpose. For purposes of clarity, YP acknowledges that Company is in the business of soliciting advertisers for its products and services and may from time to time call upon and convert to a customer certain third parties that may maintain a YP Listing and YP acknowledges that the act of doing so will not, in and of itself, be a violation of this Agreement, provided that Company does not use the information in the YP Listings to solicit new customers. YP additionally acknowledges that the act of Company’s distribution of the YP Listings on its Local Syndication Network shall not be deemed to violate this Section 2.9(b), absent some other violating factor.

(c) Restrictions on Modification of YP Listings. Company shall not: (i) edit or modify any YP Listing or Landing Page in any way, including without limitation, changing the order in which the YP Listings are provided to Company, except, with respect to graphic images in search results, to re-size such images while maintaining the same relative proportions of the image; (ii) truncate any information contained in any YP Listing or Landing Page or filter out any portion of an YP Listing or a Landing Page unless (A) authorized in writing by YP (email sufficient) or (B) the business name in any YP Listing exceeds one hundred fifty (150) characters or the business description in any YP Listing exceeds one hundred thirty-five (135) characters, in which case such Listing can be truncated but only to the extent it exceeds the foregoing limits; (iii) integrate or intermix data, listings, or advertisements from Company or any third party into any YP Listing displayed on the Company Site(s); (iv) integrate data, listings, or advertisements from Company or any third party into any Landing Page displayed on the Company Site(s), unless expressly permitted under this Agreement; (v) modify, replace, or otherwise disable the functioning of links to the ***; or (vi) create functionality in the Company Site(s) that permits Users to do any of the foregoing.

(d) No Interference with the YP API. Company may not and shall not interfere or attempt to interfere in any manner with the functionality, performance, or proper working of the YP API.

(e) Legal Compliance; Consents; Payment Rules. Company shall at all times: (i) comply with all applicable local, state, national, and international laws and regulations, including, without limitation, all applicable export control laws and regulations and country-specific economic sanctions implemented by the United States Office of Foreign Assets Control in connection with Company’s use of the YP API; and (ii) obtain and maintain all licenses, permits, and other permissions necessary in connection with any Company
Site(s).

(f) Restricted Content. Company shall use commercially reasonable efforts to ensure that the Company Site(s) and the content therein (including without limitation any advertising content) shall not promote or contain Restricted Content. In addition, Company will not use the Company Site(s), and the Company Site(s) will not be designed in a manner that: (i) is fraudulent, illegal, or might mislead a User into believing he or she is interacting directly with the YP Site; (ii) infringes, violates, or misappropriates any third party’s Intellectual Property Rights or other proprietary rights, (iii) facilitates the distribution of copyrighted content without

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the authorization of the copyright holder, or that is libelous or defamatory; (iv) engages in spamming or other advertising or marketing activities that violate any applicable laws, regulations or generally-accepted advertising industry guidelines; or (v) promotes the Company Site(s) as being intended or primarily useful for any unlawful activity.

(g) Privacy; Security. Without limiting Company’s other obligations under this Agreement, with respect to Company’s use of the YP API Company shall implement and observe standards of privacy and confidentiality for the collection, use, and sharing of any data related to any User that are at least as stringent and user-favorable as the standards set forth in YP’s Privacy Policy in effect as of the Effective Date, which is set forth on the YP Site. If YP materially changes its Privacy Policy, it shall provide Company with written notice of such change. Upon receipt of notice, Company shall have the right to either comply with such Privacy Policy within a reasonable period of time, or terminate this Agreement upon written notice to YP. If Company directly collects any personally identifiable information from any User, it shall make it clear to Users that the information is being collected directly by Company. Company has, or promptly shall, implement, security technology that is effective at restricting unauthorized access to and use of the YP Listings and the YP API.

2.9 Compliance with Laws. At all times during the Term, Company shall comply with all applicable local, state, federal and international laws and regulations.

3. YP’s Obligations and Restrictions.

3.1 YP’s Obligations. YP shall: (a) operate, and maintain the Pay Per Call Advertising Service and the Directory Advertising Service; (b) operate, maintain, and make available to Company, as provided herein, the YP API; (c) upon request from Company via the YP API, provide YP Listings to Company for display on the Company Site(s) ***; (d) pay Company the fees as provided in Section 4, below; and (e) at all times during the Term comply with all applicable local, state, federal and international laws and regulations.

3.2 YP’s Restrictions. YP will use commercially reasonable efforts to ensure that the YP Listings and the content therein (including without limitation any advertising content) shall not promote or contain Restricted Content. YP agrees to remove or block any YP Listings or categories at the reasonable request of Company on the basis of Restricted Content issues.

4. Fees and Payment Terms.

4.1 Fees.

(a) ***. On a calendar monthly basis, YP shall pay to Company ***.

(b) ***. *** from the display of *** on the Company Site(s), ***.

(c) ***. YP has no obligation to pay Company any fees pertaining to the display of *** on Company Site(s), and Company has no obligation to display such *** on Company Site(s).

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4.2 ***. ***. YP shall calculate all fees due on a calendar monthly basis. Within fifteen (15) days following the end of each calendar month, YP shall provide a report to Company that details the fees owed *** in the previous calendar month (“Monthly Report”). ***. Each Monthly Report provided by YP shall be substantially in the form of Exhibit C hereto. Monthly Reports *** shall be delivered to Company by email to ***, or as otherwise directed by Company upon written notice to YP. Within *** of receiving a Monthly Report, Company shall send YP an invoice reflecting the amounts due per the Monthly Report, which shall include the date of the Monthly Report. Notwithstanding the foregoing, if the fees owed in any given Monthly Report total ***, in lieu of sending an invoice, Company shall add these fees to the following month’s Monthly Report and invoice. YP will pay the fees due Company within *** of receiving an invoice. Invoices shall be sent to YP via email to the following email address: ***. If this Agreement is terminated, all fees due at the time of termination shall be paid within *** following the date of termination.

4.3 Payment Cap. In no event shall YP be obligated to pay Company more than *** per calendar month in fees *** (the “Payment Cap”). YP may at any time and in its sole discretion increase this Payment Cap upon giving thirty (30) days’ advance written notice of its intention to do so, ***. For avoidance of doubt, ***, and there is no payment cap or other limitation on Pay Per Call revenue.

4.4 Informal Dispute Resolution Process. Company and YP shall use the *** data reported by YP for reporting and billing purposes. To determine whether YP’s *** data is accurate Company may also track *** being displayed on the Company Site(s). If Company’s data indicates there is more than a *** discrepancy between its *** data and the *** data of YP, within 30 days of discovery of the discrepancy, Company may send written notice of the discrepancy to YP. If not resolved sooner, within 5 days of Company notifying YP of the discrepancy, each Party will refer the matter to its appropriate representative(s) who has the authority to resolve it. Within 10 days of receiving notice of the discrepancy, the appropriate representative(s) of each Party shall confer to attempt to resolve the discrepancy. If a Party intends to be accompanied by or include an attorney when conferring with the other Party, that Party shall give the other Party at least 2 business days’ notice of the intention and the other Party may also be accompanied by or include an attorney. This procedure shall hereinafter be referred to as the “Informal Dispute Resolution Process.” All negotiations that occur during the Informal Dispute Resolution Process will be treated as compromise and settlement negotiations for purposes of applicable state and federal rules of evidence. Each Party shall continue performing its obligations under this Agreement unless otherwise agreed in writing by both Parties. If the representatives of the Parties do not agree upon a resolution within 45 days after referral of the matter to them, in addition to all other remedies available to either Party under this Agreement and under law, either Party may terminate the Agreement by providing five (5) days’ written notice to the other Party.

4.5 ***.

5. Proprietary Rights and Restrictions.

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5.1 General. As between YP and Company, YP is the exclusive owner of all right, title, and interest in and to the Pay Per Call Advertising Service, the Directory Advertising Service, YP Listings, ***, and all software, databases, and other aspects and technologies related to the Pay Per Call Advertising Service and the Directory Advertising Service, including any modifications, improvements, and enhancements thereto, and any materials provided to Company by YP for purposes of utilizing the YP API, the Pay Per Call Advertising Service, the Directory Advertising Service, or otherwise. Company may not use the YP API, the Pay Per Call Advertising Service or the Directory Advertising Service except pursuant to the limited rights expressly granted in this Agreement. As between YP and Company, Company is the exclusive owner of the Company Site(s) and Company SERP(s), exclusive of those items set forth in the first sentence of this Section 5.1. Additionally, Company owns all rights and title to its intellectual property, including without limitation, patents, trademarks, and copyrights and nothing set forth in this Agreement shall be deemed to provide YP with a license to such intellectual property. YP may not use the Company Site(s) and Company SERP(s) except pursuant to the limited rights expressly granted in this Agreement.

5.2 Rights Regarding Trademarks. Subject to the terms of this Agreement (including Section 12), each Party has the nonexclusive, nontransferable, and nonsublicensable right to use and display the other Party’s trademarks and service marks set forth in, respectively, Exhibits D and E (collectively, the “Marks”). Notwithstanding the foregoing, except as otherwise set forth in this Agreement, neither Party shall use or refer to, or consent to any use of or reference to, the other Party’s name or Mark, including in any advertising, marketing, press release (including to the Internet press, e.g., any blogs) or other public announcement without the other Party’s prior written consent. Each proposed use by a Party of the other Party’s Marks will be determined on a case-by-case basis. Such usage must be truthful, fair, and not misleading or disparaging. Except as expressly provided herein, no right, title, or interest in any Mark or in any other trademark or service mark of either Party is transferred to the other hereby and each Party retains all right, title, and interest in and to its respective marks and trademarks and service marks, including the Marks.

6. User Data. As between YP and Company, YP owns all information collected from Calling Customers and *** arising out of Company’s use of the Pay Per Call Advertising Service and the Directory Advertising Service (“User Data”). YP will not sell, disclose, transfer, or rent to any third party any such User Data that could reasonably be used in any manner, alone or in conjunction with other information provided by *** or Calling Customers or third parties, to identify a specific named individual (“Individual Data”). Notwithstanding the foregoing or anything to the contrary in this Agreement, YP has the right to aggregate the data it owns and provide to third parties general statistical information about the Pay Per Call Advertising Service and the Directory Advertising Service and the usage of such services.

7. Term and Termination.

7.1 Initial Term and Renewals. This Agreement will become effective as of the Effective Date and shall, unless sooner terminated as provided herein or as otherwise agreed, remain effective for an initial term of one (1) year (the “Initial Term”). After the Initial Term, the Agreement shall automatically renew for additional terms of one (1) year (each a “Renewal

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Term,” and together with the Initial Term, the “Term”) unless either Party provides the other Party with written notice of termination at least thirty (30) days prior to expiration of the then-current Term.

7.2 Termination for Cause. Unless otherwise provided in this Agreement, at any time during the Term, this Agreement shall terminate (a) thirty (30) days after a Party gives written notice to the other Party that such other Party is in breach hereunder, unless the other Party cures such breach within said thirty (30) day period, or (b) upon ten (10) days prior written notice from YP to Company of YP’s reasonable determination that Company is using the YP API in a manner that (i) will damage or cause injury to the Pay Per Call Advertising Service or Directory Advertising Service, (ii) will reflect unfavorably on the reputation of YP, or (iii) is not authorized by the terms of this Agreement, unless Company cures such breach within said ten (10) day period.

7.3 Termination for Bankruptcy. Either Party may immediately terminate this Agreement by providing written notice to the other Party if the other Party experiences a Bankruptcy Event.

7.4 Termination for Convenience. Either Party may terminate this Agreement for any reason or for no reason, upon providing sixty (60) days’ prior written notice to the other Party.

7.5 Effect of Termination. Any termination pursuant to this Section 7 shall be without any liability or obligation of the terminating Party, other than with respect to any breach of this Agreement by the terminating Party. Upon the expiration or termination of this Agreement, each Party shall: (a) immediately cease using the other Party’s Intellectual Property in connection with this Agreement; and (b) return to the other Party marketing literature and materials of the other Party in its possession or destroy such items and certify their destruction to the other Party. Notwithstanding the foregoing or anything to the contrary in this Agreement, upon termination of this Agreement, YP shall retain all rights to the User Data, the ***, and the ***, including, but not limited to, the right to display the YP Listings on the YP Site and in the ***. Sections 4.1 through 4.4 (to the extent there are fees outstanding fees), 4.5, 5, 6, 7.5, 8, and 10, 11 and 13 and Exhibit A shall survive any termination or expiration of this Agreement. For the avoidance of doubt, the expiration or termination of this Agreement shall not relieve YP of its obligation to pay Company any fees due hereunder earned through such date of expiration or termination.

8. Indemnification.

8.1 Company Indemnification. Company, at its own expense, will indemnify, defend, and hold harmless YP, its Affiliates and each of their respective directors, officers, employees, representatives, and agents (“YP Indemnitees”) from and against any claim, demand, action, class action, investigation or other proceeding, including, but not limited to, all damages, losses, liabilities, judgments, costs and expenses (including reasonable attorneys’ fees) arising therefrom (“Claim”), brought by any third party against the YP Indemnitees or any of them (collectively, an “YP Claim”) to the extent the YP Claim is based on, or arises out of: (a) an allegation that the Company Site(s) or any content therein (except the YP Listings ), the Company Marks, or Company’s performance hereunder violates any applicable law, rule, or

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regulation, or infringes or misappropriates the non-contract-based rights of any third party, including, but not limited to, Intellectual Property Rights, privacy rights, and publicity rights; (b) a breach, or alleged breach, of any of Company’s representations, warranties, or obligations under this Agreement; (c) use of the Company Site(s); or (d) any alleged or actual fraud, gross negligence, or willful misconduct of Company.

8.2 YP Indemnification. YP, at its expense, will indemnify, defend, and hold harmless Company, its Affiliates and each of their respective directors, officers, employees, representatives, and agents (“Company Indemnitees”) from and against any Claim brought by any third party against the Company Indemnitees or any of them (collectively, a “Company Claim”) to the extent the Company Claim is based on, or arises out of: (a) an allegation that the YP Marks or *** violate any applicable law, rule or regulation, is defamatory, or infringes or misappropriates the rights of any third party, including but not limited to the Intellectual Property Rights, privacy rights, and publicity rights of any third party; (b) an allegation that the content in any YP Listings violates any applicable law, rule or regulation, is defamatory, or infringes or misappropriates the rights of any third party; (c) a breach, or alleged breach, of any of YP’s representations, warranties, or obligations under this Agreement; (d) use of the YP API or the *** in accordance with the terms of this Agreement, or (e) any alleged or actual fraud, gross negligence, or willful misconduct of YP. YP shall have no liability or obligation to Company, including under this Section, for any claim of infringement or misappropriation that is based upon or arises out of: (i) the content in any YP Listing, except as set forth above; (ii) any modification by Company to any YP Listing or the YP API not made or authorized by this Agreement; (iii) any use of the YP Listings or the YP API by Company other than as permitted under this Agreement or in a manner for which the YP API was not intended; or (iv) any failure to use the most current version of the YP API, if such current release or version was made available to Company upon notice from YP and such infringement or claim would have been prevented by the use of such current release or version.

8.3 Indemnification Procedures. The obligations of each Party (the “Indemnitor”) under this Agreement to defend, indemnify, and hold harmless the other Party and its Affiliates, and their respective employees, representatives and agents (each, an “Indemnitee”) shall be subject to the following: (a) the Indemnitee shall provide the Indemnitor with prompt notice of the Claim giving rise to such obligation; provided, however, that any failure or delay in giving such notice shall only relieve the Indemnitor of its obligation to defend, indemnify, and hold the Indemnitee harmless to the extent it reasonably demonstrates its defense or settlement of the Claim was adversely affected thereby; (b) the Indemnitor shall have sole control of the defense and of all negotiations for settlement of such Claim; and (c) the Indemnitee shall cooperate with the Indemnitor in the defense or settlement of any such Claim at the Indemnitor’s expense. Notwithstanding the foregoing, the Indemnitor shall not settle any claim unless such settlement completely and forever releases the Indemnitee from all liability with respect to such Claim or unless the Indemnitee consents to such settlement in writing. Where the Indemnitor does not request the Indemnitee to cooperate in the defense or settlement of any such Claim in which the Indemnitee is involved, the Indemnitee may participate in the defense of the Claim at its own expense.

9. Warranties.

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9.1 Mutual Representations and Warranties. Each Party represents and warrants as of the Effective Date and at all times throughout the term of this Agreement: (a) that it has the full corporate right, power and authority to enter into this Agreement and to perform its obligations hereunder; (b) that the execution of this Agreement by such Party and performance of its obligations thereunder comply with all applicable laws, rules, and regulations (including privacy, export control and obscenity laws; and (c) when executed and delivered, this Agreement will constitute a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms.

9.2 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY ITEMS OR SERVICES PROVIDED HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, OR ARISING BY USAGE OF TRADE, COURSE OF DEALING, OR COURSE OF PERFORMANCE, AND ANY IMPLIED WARRANTY OF NON-INFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY ACKNOWLEDGES THAT THE WEBSITES, SERVERS, AND OTHER ITEMS, INCLUDING HARDWARE AND SOFTWARE, USED OR PROVIDED IN CONNECTION WITH HOSTING SUCH WEBSITES OR PERFORMANCE OF ANY SERVICES HEREUNDER ARE PROVIDED “AS IS.” EACH PARTY FURTHER ACKNOWLEDGES THAT EXCEPT AS OTHERWISE PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTY THAT THE SERVICES IT PROVIDES HEREUNDER WILL BE FREE FROM BUGS, FAULTS, DEFECTS, OR ERRORS OR THAT ACCESS TO ANY OF THE SERVICES WILL BE UNINTERRUPTED.

10. Limitation and Exclusion of Liability.

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11. Confidentiality.

11.1. Use and Disclosure. Neither Party shall use (except to fulfill the Party’s obligations under this Agreement) or disclose to any third person any Confidential Information disclosed to or obtained by that Party from another Party; provided, however, that each Party may disclose such Confidential Information to its employees, agents, or contractors who have a need to know such information and are subject to nondisclosure obligations consistent with those set forth herein. Each Party shall be directly responsible for any unauthorized use or disclosure of another Party’s Confidential Information by its employees, agents or contractors.

11.2. Exceptions. The restrictions contained in this Section 11 shall not apply to any information that the receiving Party can demonstrate: (a) was publicly available or otherwise known to the receiving Party at the time of disclosure, (b) subsequently becomes publicly available through no act or omission by the receiving Party or any of its employees, agents or contractors, (c) is or has been independently developed by or on behalf of the receiving Party without violation of this Agreement, (d) is lawfully obtained by the receiving Party from a third

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party without any obligation of confidentiality with respect to such Confidential Information, or (e) is generally made available by the disclosing Party to third parties without any restriction on disclosure.

11.3. Legally Compelled Disclosure. If any Party becomes legally compelled to disclose any Confidential Information of another Party (whether by judicial or administrative order, applicable law, rule or regulation, or otherwise), that Party shall use all reasonable efforts to provide the other Party with prior notice thereof so that the other Party may seek a protective order or other appropriate remedy to prevent such disclosure to the extent lawfully able to do so. If such protective order or other remedy is not obtained prior to the time such disclosure is required, the Party required to make the disclosure will only disclose that portion of such Confidential Information which it is legally required to disclose.

11.4. Equitable Relief. The receiving Party acknowledges and agrees that any breach or threatened breach of the provisions of this Section 11 is likely to cause the disclosing Party irreparable harm for which money damages may not be an appropriate or sufficient remedy. The receiving Party therefore agrees that the disclosing Party (or its Affiliates, as the case may be), is entitled to receive injunctive or other equitable relief to remedy or prevent any breach or threatened breach of this Agreement. Such remedy is not the exclusive remedy for any breach or threatened breach of this Agreement, but is in addition to all other rights and remedies available at law or in equity.

12. Public Statements.

Neither Party shall issue a press release or other public statement regarding the existence of this Agreement or mentioning the other Party without receiving from the other Party prior written approval of the language, which approval shall not be unreasonably withheld. YP acknowledges and agrees that Company will have an 8-K filing requirement in connection with the execution of this Agreement, including the filing of this Agreement with the Securities and Exchange Commission and that such disclosure shall not be deemed a violation of this Agreement. The Parties will work in good faith to prepare a redacted version of this Agreement for that purpose for which the Company will seek confidential treatment.

13. Miscellaneous.

13.1 Notice. All notices, requests, demands, claims, and other communications provided for or permitted under this Agreement shall be in writing and shall be deemed duly given (a) if personally delivered, when so delivered, (b) if mailed, two business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient set forth below, (c) if given by facsimile, when such notice or other communication is transmitted to the facsimile number specified below and the appropriate answer back or telephonic confirmation is received, provided such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (b) above, or (d) if sent through an overnight delivery service that guarantees next day delivery, the day following being so sent.

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For YP:	Vice President, Business Development
YP
201 Mission Street, Suite #200
San Francisco, CA 94105
Fax: (415) 248-4100

With a copy to:	YP, Attn.: General Counsel
611 N. Brand Blvd., 5th Floor
Glendale, CA 91203
Fax: 818-241-1002

For Company:	Vice President Business Development
Local Corporation
7555 Irvine Center Drive
Irvine, CA 92618
Fax: (949) 784-0800

With a copy to General Counsel at the same address.

The notice information above of either Party may be changed by giving written notice of the change to the other Party in accordance with this Section 13.1.

13.2 Force Majeure. Neither Party shall be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance, or interruption of service, resulting directly or indirectly from natural disasters, acts of civil or military authorities, civil disturbances, wars, fires, transportation contingencies, interruptions in telecommunications, carrier access, distribution, billing, manufacturing or Internet services, other catastrophes or any other occurrences that are beyond such Party’s reasonable control; provided that the affected Party (a) has given prompt notice of such delay, failure or interruption, (b) has used commercially reasonable efforts to prevent such delays, failures or interruptions, and (c) uses commercially reasonable efforts to restore performance under this Agreement. Notwithstanding the foregoing, either Party may terminate this Agreement upon written notice to the other Party in the event of non-performance by the other Party for more than thirty (30) days following the initial delay, failure, or interruption caused by any such “force majeure” occurrence.

13.3 Governing Law and Dispute Resolution. This Agreement will be governed by and construed in accordance with the laws of the State of California, without reference to its conflicts of laws rules. Any lawsuit brought to enforce any obligation under this Agreement shall only be brought in either a federal court in the Central District of California or state court located in Los Angeles County, California. If any provision of this Agreement is found to be invalid or unenforceable, that provision will be enforced to the maximum extent permissible and all other provisions of this Agreement will remain in full force and effect. Prior to initiating any formal legal process, the Parties shall utilize the Informal Dispute Resolution Process; provided, however, that the requirement to use the Informal Dispute Resolution Process before initiating formal legal process shall not preclude either Party from immediately applying to a court of competent jurisdiction for interim relief if the moving Party reasonably believes: (a) the claim or dispute relates to Intellectual Property Rights; or (b) interim relief from a court is necessary to prevent serious and irreparable injury to the Party or to third parties.

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13.4 No Exclusive Remedy. No remedy conferred in this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

13.5 Independent Contractor/Non-Exclusive Relationship. The Parties acknowledge that the relationship of YP and Company is that of independent contractors and that nothing contained in this Agreement shall be construed to place YP and Company in the relationship of principal and agent, master and servant, partners, or joint venturers. It is expressly understood and agreed that this Agreement does not grant Company an exclusive privilege to provide to YP any services of the type described in this Agreement.

13.6 Integration, Waivers, and Modifications. This Agreement and the exhibits attached hereto represent the entire agreement between YP and Company relating to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, relating to the subject matter of this Agreement, except for any payment obligations that may be continuing pursuant to those superseded advertising distribution agreements previously entered into between the Parties. No failure or delay on the part of either Party in exercising any right, power, or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise or the exercise of any other right, power, or remedy. Unless otherwise specified, any amendment, supplement, or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Parties from the terms of this Agreement, shall be effective only if it is made or given in writing and signed by both Parties.

13.7 Assignment. Neither Party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, without securing such prior consent, either Party shall have the right to assign this Agreement and the obligations hereunder to any Affiliate or to any successor of such Party by way of merger, consolidation, reorganization or in connection with the acquisition of at least a majority of the business and assets of the assigning Party relating to the Agreement, provided that: (a) the assigning Party provides the other Party with written notice when such transaction becomes public; (b) the successor or assignee agrees in writing to be bound by the obligations set forth herein and is capable of performing its duties under the Agreement; (c) the assigning Party is not in material breach or default of this Agreement at the time of the assignment; and (d) in the case of an assignment by Company, the assignee is not an ***. This Agreement shall be binding on, and shall inure to the benefit of, the authorized successors and assigns of the Parties. Any attempt to assign other than in accordance with this provision shall be null and void.

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13.8 Interpretation. No provision of this Agreement is to be interpreted for or against any Party on the basis that a particular Party or its attorney drafted such provision or on any other basis.

13.9 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. A signature received via facsimile or electronically via email shall be as legally binding for all purposes as an original signature.

IN WITNESS WHEREOF, each Party has caused this Dual Distribution Agreement *** to be executed by its duly authorized representative as of the date set forth below their respective signatures and agrees that it shall be effective on and as of the Effective Date first set forth above.

Local Corporation		YellowPages.com LLC

By:	/s/ Michael Sawtell	By:	/s/ Mark W. Smith

Printed Name:	Michael Sawtell	Printed Name:	Mark W. Smith
Title:	President/COO	Title:	CFO
Date:	7-9-13	Date:	7/10/2013

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EXHIBIT A

DEFINITIONS

“Affiliate” means, with respect to a Party, any entity that, directly or indirectly, controls, is controlled by, or is under common control with such Party; and “control” means the direct or indirect possession of the power to direct or cause the direction of the management and policies of another entity, whether through the ownership of voting securities, by contract or otherwise.

“API Specifications” has the meaning set forth in Section 2.10(a).

“Bankruptcy Event” means either Party (a) files a petition for bankruptcy; (b) has an involuntary petition in bankruptcy filed against it that is not challenged within five (5) days and dismissed within thirty (30) days; (c) becomes or is declared insolvent; (d) admits in writing its inability to pays its debts as they come due; (e) is the subject of any other voluntary or involuntary proceeding related to its liquidation, administration, provisional liquidation, insolvency, or the appointment of a receiver or similar officer for it; (f) passes a resolution for its voluntary liquidation; (g) has a receiver, manager, or similar person appointed over all or substantially all of its assets; (h) makes a general assignment for the benefit of all or substantially all of its creditors; (i) enters into an agreement or arrangement for the composition, extension, or readjustment of substantially all of its obligations or any class of such obligations; (j) has any significant portion of its assets attached; or (k) experiences an event analogous to any of the foregoing in any jurisdiction in which any of its assets are situated.

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“Company Site(s)” has the meaning set forth in Section 1.3.

“Company Pages” has the meaning set forth in Section 2.1.

“Confidential Information” means any information or data provided by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) during the course of performance of this Agreement, including but not limited to: (1) the fact that Confidential Information has been disclosed to a Receiving Party; (2) the existence of or terms and conditions of this Agreement; and (3) the Disclosing Party’s non-public business plans and objectives, financial projections, marketing plans, strategies, forecasts, unpublished financial information, budgets, projections, customer and supplier identities, characteristics and agreements, marketing materials, logos, and designs, and technical data, patents, trademarks, service marks, trade names, trade dress, copyrights (and pending applications for any such patents, trademarks, service marks and copyrights), technology, inventions, processes, computer programs, software, source codes, architectures and structures, development tools and instructions, templates, and other trade secrets, intangible assets, and industrial or proprietary property rights that may or may not be related to the Disclosing Party’s business, as well as all documentation, media, and other tangible embodiment of or relating to any of the foregoing and all proprietary rights therein of the Disclosing Party. Confidential Information disclosed in tangible or electronic form may

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be marked or otherwise identified by Disclosing Party with a legend that it is confidential, but in no event shall the absence of such a mark or legend relieve Receiving Party of the obligation to treat as Confidential Information any information considered confidential by a person exercising reasonable business judgment.

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“Featured Listings Section” means that section of a Company SERP devoted primarily to the display of Paid Listings.

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“Intellectual Property Rights” means all rights in and to trade secrets, patents, copyrights, trademarks, service marks, logos, trade dress, know-how, and similar rights of any type under the laws of any governmental authority, domestic or foreign, now known or hereafter developed.

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“Landing Page” has the meaning set forth in Section 2.5(c).

“Paid Listing” means a listing that generates revenue to Company.

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“Restricted Content” means any content (except user generated content) or terms that: (a) promote or constitute illegal activities (illegal drugs, phishing, terrorism, criminal activities, contests, pyramid schemes or chain letters, for instance); (b) promote illegal sales of alcohol, tobacco or weapons or illegal gambling; (c) are pornographic or obscene; (d) are excessively graphic or explicitly violent; (e) are defamatory or profane; (f) are disparaging to either Party or any of their advertisers or content and listing providers; (g) are discriminatory or constitute “hate speech”, whether directed at an individual or a group, and whether based upon the race, sex, creed, national origin, religious affiliation, sexual orientation or language of such individual or group; or (h) contain viruses, worms, corrupted files, cracks or other materials that are intended to or may damage or render inoperable software, hardware or security measures of either Party, any User, or any other third party.

“Search Box” has the meaning set forth in Section 2.1.

“Search Links” has the meaning set forth in Section 2.1.

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“User” means an individual who is using a Company Site.

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“YP API” has the meaning set forth in Section 2.3.

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“YP Listing” has the meaning set forth in Section 1.4.

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“YP Site” means YP’s website accessible via the URLs www.yp.com and www.yellowpages.com, YP’s mobile website accessible at m.yp.com and YP’s mobile application, currently known as YPMobile.

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EXHIBIT B

SAMPLE OF DISPLAY OF YP LISTINGS ON COMPANY PAGES WITH REQUIRED ATTRIBUTION TO YP

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EXHIBIT C

SAMPLE OF FORMAT OF REPORT FOR BILLING PURPOSES

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EXHIBIT D

YPSM TRADEMARK(S) & USAGE GUIDELINES

Trademark(s):

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Usage Guidelines:

The YP (“YP”, “our” or “we”) company name and YPSM brands are among its most valuable assets. They represent the quality, integrity, and goodwill of YPSM services. As a result, it is very important to YP that its name and brands be properly used by its business partners, licensees, and others. The trademark usage guidelines below set forth the requirements for using or referring to YPSM brands, trademarks, logos, and slogans. YP reserves the right to modify these guidelines as it deems necessary or appropriate in its sole discretion, including by written agreement with or license to third parties.

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These usage guidelines and the Brand Logo Quick Reference Guide below (collectively, the “guidelines”) apply to the authorized use of all of the YPSM trademarks, service marks, and logos in connection with YP services on websites or in advertisements, brochures, customer communications, press releases, packaging, and electronic communications and all other contexts. YPSM registered and unregistered trademarks, service marks, logos, tag lines, and brand names that you may use, which may be updated from time to time in the sole discretion of YP, are set forth below.

1.

Before you may use any of the YPSM trademarks, you must obtain written approval from YP, in its sole discretion, of the form, content, and context of any intended use. Any unauthorized use of YPSM marks in a manner that might create the impression that YP in any way sponsors, is affiliated with, or is the source of your product or service is prohibited.

2.	Please keep in mind the following general rules:

•	Spell the YPSM trademarks correctly and do not abbreviate them.

•	Use capitalization consistently as described in the Brand Logo Quick Reference Guideline.

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Use only those depictions of trademarks that YP has authorized. Always utilize the given logo/tagline lockup. Do not rescale elements separately, or change the proportions or position of the elements in any way.

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Always use a proper trademark notice each time the YPSM trademark appears. Use ® for registered trademarks and ™ or SM for pending trademarks. Please consult the trademark(s) above to see which mark(s) are registered and which are pending. If you have any questions about which marks are registered or unregistered, please ask us. Always give YP attribution as the trademark owner any time our trademarks are used, e.g., “© 2012 YP Intellectual Property LLC. All rights reserved. YP, the YPSM logo and all other YPSM marks contained herein are trademarks of YP Intellectual Property LLC and/or YP affiliated companies.”

•	If you have any questions about proper trademark usage, please ask us.

3.	You may not incorporate any YPSM trademarks into any domain name you register or use, except upon prior written approval from YP.

4.	You may not purchase any online advertising keyed to YPSM trademarks, except upon prior written approval from YP.

5.	Upon learning of any improper, confusing, or unauthorized use of any YPSM trademark(s) by any third party, please contact YP immediately.

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6.

You should not take any action that leads a third party to believe the YPSM trademarks are owned by you or that affect or adversely impact, or might affect or adversely impact, the reputation of YP. You are expected to use the YPSM trademarks at all times in a manner consistent with all applicable laws, including trademark laws.

7.	You may not use any YPSM logo without the advance written permission from YP. When you use the logo, you must adhere to the following specifications:

(a) The Logo consists of the brand design	..

Please refer to the Brand Logo Quick Reference Guide below with regard to the reproduction of the colors, background requirements, and logotype. All elements of the Logo must be used and no portion of the logo may be omitted, altered, or covered by other material. Downloadable samples will be emailed upon request.

(b) Clear Space: To maintain the characteristic of the Logo, it must be surrounded by clear space. This space should be free of any type or graphic of any kind. The amount of clear space around the Logo on all sides should be equal to the height of the “p” in the logotype.

(c) Size Requirements: The Logo should never be reproduced smaller than .375” or 24px height for optimal readability. The Logo is measured from the edge of the yellow “jewel” excluding the superscripted “®”. Please refer to the Brand Logo Quick Reference Guide for the size and color requirements for the “®.”

(d) Usage on Colored/Textured Backgrounds: When placing the YPSM Logo on a solid background other than black or white, the background color must not visually interfere with the colors of the Logo. Any other background colors would be an exception and must be approved by YP. However, the YPSM logotype can be Black & White (please refer to downloadable files). When placing the logo on any background, the overall coloration of the background must be light enough so that the Logo can be seen clearly.

In sum, you may use YPSM trademarks to refer to YPSM services provided you follow these guidelines. You may not mislead consumers as to any YP sponsorship of, affiliation with, or endorsement of your company or your products or services. We look forward to working with you to ensure proper usage of our company’s trademarks.

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The following are Brand Logo Quick Reference Guidelines:

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EXHIBIT E

COMPANY’S TRADEMARKS AND USAGE GUIDELINES

To be provided by Company from time to time.

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